UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Step 1: Go to www.envisionreports.com/aiv. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. www.envisionreports.com/aiv Online Go to www.envisionreports.com/aiv or scan the QR code — login details are located in the shaded bar below. The Sample Company Annual Stockholders’ Meeting Notice 037TDB + + Important Notice Regarding the Availability of Proxy Materials for the Apartment Investment and Management Company (Aimco) Annual Stockholders’ Meeting to be Held on April 28, 2020 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for Aimco’s annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a paper or email copy. The items to be voted on and location of the annual stockholders’ meeting are on the reverse side of this notice. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Aimco’s proxy statement, Annual Report on Form 10-K for the fiscal year ended December 31, 2019, and Corporate Responsibility Report are available to you on the Internet at: Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before April 18, 2020, to facilitate timely delivery. 2 N O T Easy Online Access — View your proxy materials and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Votes submitted electronically must be received by 1:00 a.m., Central Time, on April 28, 2020. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. MMMMMMMMMMMM MMMMMMMMM MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ 1234 5678 9012 345 C 1234567890 C O Y 000004 MMMMMMM

Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/aiv. Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Aimco” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by April 18, 2020. Aimco’s Annual Meeting of Stockholders will be held on April 28, 2020, at Aimco’s Corporate Headquarters, 4582 S. Ulster Street, Suite 1700, Denver, CO, 80237 at 9:00 a.m. Mountain Time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommend a vote FOR all the nominees listed in Proposal 1 and FOR Proposals 2, 3, and 4. 1. Election of the following Directors: Terry Considine Thomas L. Keltner Robert A. Miller Devin I. Murphy Kathleen M. Nelson John D. Rayis Ann Sperling Michael A. Stein Nina L. Tran 2. Ratification of the selection of Ernst & Young LLP to serve as the independent registered public accounting firm for the year ending December 31, 2020. 3. Advisory vote on executive compensation. 4. Approval of the 2020 Employee Stock Purchase Plan. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice and identification with you. Annual Stockholders’ Meeting Notice